UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 5, 2016

FXCM Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34986	27-3268672
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

55 Water Street, FL 50 New York, NY, 10041

(Address of Principal Executive Offices) (Zip Code)

(646) 432-2986

 (Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On October 5, 2016, FXCM Inc. will hold a presentation at the 2016 Leucadia National Corporation Investor Meeting.  The presentation will include a power point presentation in the form attached hereto as Exhibit 99.1.

The foregoing information in this current report, including the presentation attached hereto as Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. This information shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

Item 9.01. Financial Statement and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Investor Meeting Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FXCM INC.

By:	/s/ David S. Sassoon
	Name:	David S. Sassoon
	Title:	General Counsel

Date:  October 5, 2016